FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


              _____________________________________


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  May 9, 1995
(Date of earliest event reported)



                   KIMBERLY-CLARK CORPORATION
     (Exact name of registrant as specified in its charter)


          Delaware           1-225              39-0394230


(State or other jurisdiction    (Commission File     (IRS Employer
   of incorporation)             Number)        Identification No.)


          P.O. Box 619100, Dallas, Texas           75261-9100
    (Address of principal executive offices)        (Zip Code)


                                  (214) 830-1200
       (Registrant's telephone number, including area code)



              _____________________________________

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Item 5.  Other Events

Attached hereto as Exhibit 99 is a press release announcing
Kimberly-Clark Corporation's plans to spin off its tobacco-related businesses and to cut costs by $100 million annually.



                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  KIMBERLY-CLARK CORPORATION



Date:     May 9, 1995             By:/s/ John W. Donehower
                                     ----------------------------
                                     John W. Donehower
                                     Senior Vice President and
                                     Chief Financial Officer

                         EXHIBIT INDEX


              (99)      Press release issued by Kimberly-Clark
                        Corporation on May 9, 1995.